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                                                        Exhibit 15

May 7, 1999

Merrill Lynch & Co., Inc.
World Financial Center
North Tower
New York, NY 10281

We have made a review, in accordance with standards established by the American Institute of Certified Public Accountants, of the unaudited interim condensed consolidated financial information of Merrill Lynch & Co., Inc. and subsidiaries ("Merrill Lynch") as of March 26, 1999 and for the three-month periods ended March 26, 1999 and March 27, 1998 as indicated in our report dated May 7, 1999; because we did not perform an audit, we expressed no opinion on that information. The unaudited interim condensed consolidated financial information for the three-month period ended March 27, 1998 gives retroactive effect to the 1998 merger of Merrill Lynch and Midland Walwyn Inc., which has been accounted for as a pooling-of-interests, as disclosed in Note 1 to the condensed consolidated financial statements.

We are aware that our report referred to above, which is included in your Quarterly Report on Form 10-Q for the quarter ended March 26, 1999, is incorporated by reference in the following documents, as amended:

Filed on Form S-8:

        Registration Statement No. 33-41942 (1986 Employee Stock Purchase Plan)

        Registration Statement No. 33-17908 (Incentive Equity Purchase Plan)

        Registration Statement No. 33-33336 (Long-Term Incentive Compensation
           Plan)

        Registration Statement No. 33-51831 (Long-Term Incentive Compensation
           Plan)

        Registration Statement No. 33-51829 (401(k) Savings and Investment Plan)

        Registration Statement No. 33-54154 (Non-Employee Directors' Equity
           Plan)

        Registration Statement No. 33-54572 (401(k) Savings and Investment Plan
           (Puerto Rico))

        Registration Statement No. 33-56427 (Amended and Restated 1994 Deferred
           Compensation Plan for a Select Group of Eligible Employees)
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Registration Statement No. 33-55155 (1995 Deferred Compensation Plan for a
  Select Group of Eligible Employees)

Registration Statement No. 33-60989 (1996 Deferred Compensation Plan for a
  Select Group of Eligible Employees)

Registration Statement No. 333-09779 (1997 Deferred Compensation Plan for a
  Select Group of Eligible Employees)

Registration Statement No. 333-32209 (1998 Deferred Compensation Plan for a
  Select Group of Eligible Employees)

Registration Statement No. 333-00863 (401(k) Savings & Investment Plan)

Registration Statement No. 333-13367 (Restricted Stock Plan for Former Employees of Hotchkis and Wiley)

Registration Statement No. 333-15009 (1997 KECALP Deferred Compensation Plan for a Select Group of Eligible Employees)

Registration Statement No. 333-17099 (Deferred Unit and Stock Unit Plan for
  Non-Employee Directors)

Registration Statement No. 333-18915 (Long-Term Incentive Compensation Plan for
  Managers and Producers)

Registration Statement No. 333-33125 (Employee Stock Purchase Plan for Employees of Merrill Lynch Partnerships)

Registration Statement No. 333-41425 (401(k) Savings & Investment Plan)

Registration Statement No. 333-56291 (Long-Term Incentive Compensation Plan for
  Managers and Producers)

Registration Statement No. 333-60211 (1999 Deferred Compensation Plan for a
  Select Group of Eligible Employees)

Registration Statement No. 333-62311 (Replacement Options; Midland Walwyn Inc.)



Filed on Form S-3:

  Debt Securities:

  Registration Statement No. 33-54218

  Registration Statement No. 2-78338

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  Registration Statement No. 2-89519

  Registration Statement No. 2-83477

  Registration Statement No. 33-03602

  Registration Statement No. 33-17965

  Registration Statement No. 33-27512

  Registration Statement No. 33-35456

  Registration Statement No. 33-42041

  Registration Statement No. 33-45327

  Registration Statement No. 33-49947

  Registration Statement No. 33-51489

  Registration Statement No. 33-52647

  Registration Statement No. 33-60413

  Registration Statement No. 33-61559

  Registration Statement No. 33-65135

  Registration Statement No. 333-13649

  Registration Statement No. 333-25255

  Registration Statement No. 333-28537

  Registration Statement No. 333-44173

  Registration Statement No. 333-59997

  Registration Statement No. 333-68747


  Medium Term Notes:

  Registration Statement No. 2-96315

  Registration Statement No. 33-03079

  Registration Statement No. 33-05125


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Registration Statement No. 33-09910

Registration Statement No. 33-16165

Registration Statement No. 33-19820

Registration Statement No. 33-23605

Registration Statement No. 33-27549

Registration Statement No. 33-38879


Other Securities:

Registration Statement No. 33-33335 (Common Stock)

Registration Statement No. 33-45777 (Common Stock)

Registration Statement No. 33-55363 (Preferred Stock)

Registration Statement No. 333-02275 (Long-Term Incentive Compensation Plan)

Registration Statement No. 333-16603 (TOPrS)

Registration Statement No. 333-20137 (TOPrS)

Registration Statement No. 333-24889 (Long-Term Incentive Compensation Plan, and Long-Term Incentive Compensation Plan for Managers and Producers)

Registration Statement No. 333-36651 (Hotchkis and Wiley Resale)

Registration Statement No. 333-42859 (TOPrS)

Registration Statement No. 333-59263 (Exchangeable Shares of Merrill Lynch &
    Co., Canada Ltd. re: Midland Walwyn Inc.)

Registration Statement No. 333-67903 (Howard Johnson & Company Resale)




We are also aware that the aforementioned report, pursuant to Rule 436(c) under the Securities Act of 1933, is not considered a part of the Registration Statement prepared or certified by an accountant or a report prepared or certified by an accountant within the meaning of Sections 7 and 11 of that Act.


/s/ Deloitte & Touche LLP

New York, New York
May 7, 1999